UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported)
                               SEPTEMBER 6, 2011

                             PASSUR AEROSPACE, INC.

             (Exact name of registrant as specified in its charter)

          NEW YORK                         0-7642                 11-2208938
(State or other jurisdiction            (Commission            (I.R.S. Employer
      of incorporation)                 File Number)         Identification No.)

                        ONE LANDMARK SQUARE, SUITE 1900
                                  STAMFORD, CT
                    (Address of principal executive offices)

                                  203-622-4086
               Registrant's telephone number, including area code

          Former name or former address, if changed since last report:
                                 NOT APPLICABLE

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 6, 2011, PASSUR Aerospace, Inc. (the "Company") entered into an amendment (the "Amendment") to the Secured Promissory Note (the "Note") issued by the Company on May 9, 2011 to G.S. Beckwith Gilbert, the Company's Chairman and significant shareholder. Pursuant to the terms of the Amendment, the interest rate on the Note will be reduced from 9% per annum to 6% per annum and the Company's option to pay interest at the annual rate of 3% in cash or added to the principal of the Note "payment in kind" at the option of the Company, is discontinued. From and after September 6, 2011, the Note will bear interest at an annual rate of 6%, payable in cash. The foregoing description of the Amendment is not complete and is subject to and qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1 Amendment No.1 to Secured Promissory Note, dated September 6, 2011

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PASSUR AEROSPACE, INC.
                                         Registrant

September 6, 2011                        By:   /s/ Jeffrey P. Devaney
                                               --------------------------------
                                               Name:   Jeffrey P. Devaney
                                               Title:  Chief Financial Officer



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                                             EXHIBIT INDEX
EXHIBIT      DESCRIPTION
 NO.
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10.1        Amendment No.1 to Secured Promissory Note, dated September 6, 2011

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